Exhibit 10.5
A. SCHULMAN, INC.
2006 INCENTIVE PLAN
INSTRUCTIONS FOR COMPLETING TIME-BASED RESTRICTED STOCK UNIT
AWARD AGREEMENT FOR NON-EMPLOYEE DIRECTORS
Code Sheet
The following codes are used in this Award Agreement and should be replaced using your P.C.’s “Replace” function (see instructions accompanying this form).

VTA	Grantee’s name (all capital letters)

VTB	Grant Date (all capital letters)

Vtb	Grant Date (initial capital letters only)

Vtc	Person to contact for more information

Vtd	Contact’s telephone number, including area code

Vte	Date that is 30 days after the Grant Date (initial capital letters only)

Vtf	Number of Restricted Stock Units granted (insert only the number in Arabic numerals)

Vtg	Contact’s street address

Vth	Contact’s city, state and zip code

Vti	Calendar year in which grant is made (e.g., 2006)

Vtq	Grantee’s name (initial capital letters only)

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A. SCHULMAN, INC.
2006 INCENTIVE PLAN
AMENDED AND RESTATED
TIME-BASED RESTRICTED STOCK UNITS AWARD AGREEMENT ISSUED TO
VTA on VTB
A. Schulman, Inc. (“Company”) and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company’s business. To this end, the Company’s shareholders adopted the A. Schulman, Inc. 2006 Incentive Plan (“Plan”) as a means through which you may share in the Company’s success. The Restricted Stock Units granted pursuant to this Award Agreement represent the right to receive cash equal to the Fair Market Value of a specified number of shares of the Company’s common stock, par value $1.00, if certain conditions are satisfied.
This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:
•	Read the Plan carefully to ensure you understand how the Plan works;

•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and

•	Contact Vtc at Vtd if you have any questions about your Award.
Also, no later than Vte, you must return a signed copy of the Award Agreement to:
Vtc
A. Schulman, Inc.
Vtg
Vth
If you do not do this, your Award will be forfeited and you will not be entitled to receive anything on account of this Award.
Section 409A of the Internal Revenue Code imposes substantial penalties on persons who receive some forms of deferred compensation. Your Award has been designed to avoid these penalties. However, it may be necessary to revise your Award Agreement if you are to avoid these penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

Nature of Your Award
You have been granted Restricted Stock Units. If you satisfy the conditions described in this Award Agreement, the Restricted Stock Units will vest and you will receive cash equal to the Fair Market Value of the shares underlying such Restricted Stock Units. These and other conditions affecting your Restricted Stock Units are described in this Award Agreement and the Plan, both of which you should read carefully.
No later than Vte you must return a signed copy of this Award Agreement to:
Vtc
A. Schulman, Inc.
Vtg
Vth
If you do not do this, your Award will be forfeited and you will not be entitled to receive anything on account of this Award.
Grant Date: Vtb.
Number of Restricted Stock Units: You have been granted Vtf Restricted Stock Units. The conditions that you must meet before these Restricted Stock Units will be settled are discussed below in the section titled “When Your Award Will Vest.”
When Your Award Will Vest
Your Restricted Stock Units will be settled or will be forfeited depending on whether the applicable terms and conditions have been met.
Normal Vesting Date: Normally, your Restricted Stock Units will vest with respect to 33 1/3% of the shares underlying such Restricted Stock Units on each anniversary of the Grant Date if you continue to serve on the Board or a Related Board on that date.
However, your Restricted Stock Units may vest earlier in the circumstances described in the next section.
How Your Restricted Stock Units Might Vest Earlier Than the Normal Vesting Date: Your Restricted Stock Units will be immediately vested if there is a “change in control” (as defined in the Plan).
How Termination of Your Board Service Will Affect Your Restricted Stock Units: You may forfeit your Restricted Stock Units if your service on the Board and any Related Boards terminates before the Normal Vesting Date, although this will depend on why you terminate.
•	If your service on the Board and any Related Boards terminates because of [1] death or [2] disability (as defined in the Plan), your Restricted Stock Units will fully vest on your termination date;

•	If your service on the Board terminates because of retirement (as defined in the Plan) and if the Committee agrees to treat your termination as a “retirement,” a prorata portion of your Restricted Stock Units will vest on your retirement date equal to:

Number of Restricted Stock Units at retirement date	X	the number of whole months between Vtb and your retirement date the number of whole months between Vtb and the Normal Vesting Date
•	If you service on the Board and any Related Boards terminates under any other circumstances, all of the Restricted Stock Units granted through this Award Agreement will be forfeited on your termination date.
Settling Your Award
Your vested Restricted Stock Units will be settled within 60 days following the applicable vesting date for a cash payment equal to the whole number of vested Restricted Stock Units to be settled, multiplied by the Fair Market Value of a share on the Settlement Date. All Restricted Stock Units relating to fractional shares will be cancelled without any consideration.
Other Rules Affecting Your Award
Voting Rights During the Restriction Period: During the Restriction Period (as defined in the Plan), you will have no voting rights with respect to the shares underlying your Restricted Stock Units.
Dividend Equivalents During the Restriction Period: You are entitled to one Dividend Equivalent for each Restricted Stock Unit granted under this Award Agreement. A Dividend Equivalent entitles you to receive a cash amount equal to any dividends or other distributions paid on a share of the Company’s common stock, which have a record date between the Grant Date and the vesting date of the related Restricted Stock Unit. Each Dividend Equivalent will vest and be settled (or will be forfeited) on the same terms and conditions as the related Restricted Stock Unit.
Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any Restricted Stock Units that are settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form. This form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Transferring Your Restricted Stock Units: Normally, your Restricted Stock Units may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any Restricted Stock Units that are settled after you die. Also, the Committee may allow you to place your Restricted Stock Units into a trust established for your benefit or the benefit of your family. Contact Vtc at the address or number given below if you are interested in doing this.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the State of Ohio, except to the extent that the Delaware General Corporation Law is mandatorily applicable.
Other Agreements: Also, your Restricted Stock Units will be subject to the terms of any other written agreements between you and the Company to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.
Adjustments to Your Restricted Stock Units: Your Award will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your Restricted Stock Units will be adjusted to reflect a stock split).
Other Rules: Your Restricted Stock Units also are subject to more rules described in the Plan. You should read the Plan carefully to ensure you fully understand all the terms and conditions of this Award.
*****
You may contact Vtc at the address or number given below if you have any questions about your Award or this Award Agreement.
*****
Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to Vtc at the address given below no later than Vte.
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

•	I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce its value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below by Vte, my Award will be forfeited and I will not be entitled to receive anything on account of this Award.

Vtq	A. SCHULMAN, INC.

By:

(signature)

Date signed:	Date signed:

A signed copy of this form must be sent to the following address no later than Vte:
Vtc
A. Schulman, Inc.
Vtg
Vth
Vtd
After it is received, the A. Schulman, Inc. 2006 Incentive Plan Committee will acknowledge receipt of your signed Award Agreement.
*****

Committee’s Acknowledgment of Receipt
A signed copy of this Award Agreement was received on                     .

By:

Vtq:
___ Has complied with the conditions imposed on the grant and the Award and the Award remains in effect; or
___ Has not complied with the conditions imposed on the grant and the Award and the Award is forfeited because

.
describe deficiency
A. Schulman, Inc. 2006 Incentive Plan Committee

By:

Date:

Note: Send a copy of this completed form to Vtq and keep a copy as part of the Plan’s permanent records.

A. SCHULMAN, INC.
2006 INCENTIVE PLAN
BENEFICIARY DESIGNATION FORM
RELATING TO TIME-BASED RESTRICTED STOCK UNITS ISSUED TO
VTA ON VTB
Instructions for Completing This Form
You may use this form to [1] name the person you want to receive any amount due under the A. Schulman, Inc. 2006 Incentive Plan after your death or [2] change the person who will receive these benefits.
There are several things you should know before you complete this form.
First, if you do not elect another beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.
Second, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this form and return it to Vtc at the address given below.
Third, all elections will remain in effect until they are changed (or until all death benefits are paid).
Fourth, if you designate your spouse as your beneficiary but are subsequently divorced from that person (or your marriage is annulled), your beneficiary designation will be revoked automatically.
Fifth, if you have any questions about this form or if you need additional copies of this form, please contact Vtc at Vtd or at the address or number given below.
1.00 Designation of Beneficiary
1.01 Primary Beneficiary:
I designate the following persons as my primary beneficiary or beneficiaries to receive any amount due after my death under the terms of the Award Agreement described at the top of this form. This benefit will be paid, in the proportion specified, to:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)
Address:

1.02 Contingent Beneficiary:
If one or more of my primary beneficiaries die before I die, I direct that any amount due after my death under the terms of the Award Agreement described at the top of this form:
___ Be paid to my other named primary beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased primary beneficiary); or
___ Be distributed, in the proportion specified, among the following contingent beneficiaries:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

___% to

	(Name)	(Relationship)

Address:

****

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Elections made on this form will be effective only after this form is received by Vtc and only if it is fully and properly completed and signed.
Vtq

Date of Birth:

Address:

Sign and return this form to Vtc at the address given below.

Date	Signature
Return this signed form to Vtc at the following address:
Vtc
A. Schulman, Inc.
Vtg
Vth
Vtd
Received on:

By:

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